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                                                                    EXHIBIT 99.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Arne Dunhem, the Chief Executive Officer and Principal Financial and Principal Accounting Officer of Mobilepro Corp. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the amended Annual Report on Form 10-KSB/A of the Company for the fiscal year ended March 31, 2002 (the "Report") fully complies with the requirements of
Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: July 14, 2003



                                   /s/ Arne Dunhem
                                   --------------------------------------
                                   Name: Arne Dunhem
                                   Title: President and Chief Executive Officer
                                          (Principal Financial and Principal
                                          Accounting Officer)


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